QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

For Immediate Release

Contacts:	Edward C. Milligan Chairman & CEO Main Street Banks, Inc. (770) 422-2888	Samuel B. Hay III President & COO Main Street Banks, Inc. (770) 385-2424

MAIN STREET BANKS REPORTS RECORD SECOND QUARTER EARNINGS
Earnings Up 16.0 Percent Over Second Quarter 2001

ATLANTA, July 18, 2002—Main Street Banks, Inc., (Nasdaq: MSBK), Atlanta's largest and highest performing community banking company, today reported record earnings for the second quarter of 2002, continuing six consecutive years of record earnings performance for the company.

For the three months ended June 30, 2002, Main Street reported net income of $5.0 million, an increase of 16.0 percent over the $4.3 million reported in the second quarter of 2001, excluding 2001 merger related expenses. Diluted earnings per common share for the second quarter of 2002 were $0.31 versus $0.27 per diluted common share, excluding merger related expenses, for the second quarter of 2001.

For the six months ended June 30, 2002, the company reported net income of $9.8 million, a 15.3 percent increase over the $8.5 million reported in the second quarter of 2001, excluding 2001 merger related expenses. Diluted earnings per common share for the six months ended June 30, 2002 were $0.61 versus $0.53 per diluted common share, excluding merger related expenses, for the six months ended June 30, 2001.

Net income of $5.0 million for the second quarter of 2002 was 32.4 percent ahead of the reported $3.8 million net income for the second quarter of 2001, which included $0.9 million in after-tax merger related expenses.

For the six months ended June 30, 2002, the company reported net income of $9.8 million, an increase of 51.8 percent over the reported $6.4 million net income for the same period in 2001, which included $2.5 million in pre-tax merger related expenses.

Return on average assets was 1.71 percent for the second quarter of 2002 and return on average common shareholder's equity was 18.5 percent. For the first six months of 2002, return on average assets was 1.72 percent and return on average common shareholder's equity was 18.3 percent.

"The second quarter of 2002 was a strong quarter for Main Street Banks," said chairman and chief executive officer Edward C. Milligan. "Our performance was driven by robust growth in loans and core deposits, improvement in the net interest margin, increased operating efficiency and strong growth in non-interest income."

Milligan continued, "Main Street shareholders continue to be rewarded for our consistently strong operating performance. Through June 30, 2002, our compound annual total return to shareholders for the past five years has been 25.7%, ranking Main Street fourth among all publicly traded banks in the nation."

Second Quarter Produces Strong Loan Growth Combined With Solid Credit Quality

Main Street Banks' average loans totaled $851.4 million for the second quarter of 2002, reflecting an increase of 12.0 percent compared to the same period last year. This growth was led by commercial real estate loans, which is predominantly the financing of small business owner-operators and professionals, the company's primary market niche. This category of loans increased $108.9 million, or 25 percent.

Net charge-offs increased to 0.49 percent of average loans for the second quarter of 2002 from 0.15 percent in the first quarter. This increase was due to losses on two isolated commercial relationships from which no future losses are expected. However, non-performing asset levels decreased modestly in the second quarter to 0.41 percent of assets from 0.44 percent at March 31, 2002. Main Street continues to see no systemic impact on asset quality from the national economic slow-down. The allowance for loan losses at June 30, 2002 was $12.7 million and represented 1.48 percent of loans outstanding at the end of the period.

Transaction Deposit Growth Remains Strong

Average total deposits grew 6.1 percent in the second quarter to $935.4 million. The bank's deposit mix continued to improve as average transaction deposits grew 14.1 percent over the same period in 2001, while high cost certificates of deposits were reduced through the company's disciplined pricing structure. Transaction deposits totaled $448.4 million for the second quarter of 2002, compared to $393.0 million for the second quarter of 2001, an increase of $55.3 million.

"The second quarter of 2002 continued a five year trend of deposit mix improvement for Main Street Banks. We have systematically focused on increasing core deposits and reducing our reliance on high cost certificates of deposit over the past five years, solidifying our strong net interest margin," said Milligan.

Net Interest Margin Remains Strong at 5.10%

Despite the unprecedented interest rate volatility of the past two years, the company's net interest margin has remained stable at a strong 5.10 percent for the second quarter of 2002, up slightly from 4.9 percent in the comparable period last year. Main Street's fully taxable equivalent net interest income totaled $13.7 million for the second quarter of 2002, an increase of $1.6 million, or 13.5 percent, compared to the second quarter of 2001.

Noninterest Income Up 40.7% Over Previous Year

Continuing its recent trend, noninterest income grew at a strong pace in the second quarter of 2002. The company reported total noninterest income of $4.6 million for the second quarter, an increase of 40.7 percent as compared to the second quarter of 2001. Solid growth in insurance agency commissions, brokerage fees and commissions, mortgage banking income and service charges on deposits contributed to this increase.

Service charges on deposits totaled $1.8 million for the second quarter, an increase of 20.7 percent as compared to the second quarter of 2001. This growth resulted from an increase in deposit accounts, as well as related transaction volume.

Insurance agency revenue totaled $857,000 for the quarter, an increase of 41.8 percent compared to the second quarter last year. The growth in mortgage activity fueled a 15.2 percent increase in mortgage banking income in the second quarter of 2002, compared to the same period in 2001.

Efficiency Ratio Improves in Second Quarter

Main Street Bank's efficiency ratio for the second quarter of 2002 was 51.1 percent, a significant improvement over the 54.5 percent efficiency ratio reported for the second quarter of 2001. Noninterest expense for the second quarter of 2002 was $9.4 million, an increase of 11.9 percent compared to recurring noninterest expense in the second quarter of 2001.

"We are gratified by our improving efficiency ratio this year especially at a time when we have continued to invest heavily in our business through the enhancement of our management team and other key areas of the company. We will continue to focus on employing high quality people, expanding existing product lines, increasing market share through internal and external growth, and managing risk," Milligan concluded.

About Main Street

Main Street Banks, Inc., a $1.2 billion asset, community-banking organization based in metropolitan Atlanta, provides a broad range of banking, brokerage, insurance, and mortgage products and services through its 21 branch offices located in eight of Georgia's fastest growing counties. Main Street is the largest and highest performing community banking company in the greater Atlanta area.

Safe Harbor

Statements made in this press release, other than those containing historical information, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Main Street cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Main Street to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company's filings with the Securities and Exchange Commission.

For additional information about Main Street Banks, Inc.'s financial performance, products and services, please visit our web site at www.mainstreetbank.com.

To hear a live webcast of Main Street Banks, Inc.'s second quarter earnings conference call at 11 a.m. today, please visit our web site at www.mainstreetbank.com. Replays of the conference call will be available through our web site until 5 p.m. (EDT) July 30.

This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Main Street Banks, Inc.'s filings with the Securities and Exchange Commission for a summary of important factors that could affect Main Street Banks, Inc.'s forward-looking statements. Main Street Banks, Inc. undertakes no obligation to revise these statements following the date of this press release.

Financial Tables Follow

MAIN STREET BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)

        All references to operating income or ratios exclude merger expense+A72, net of tax.

						Six Months Ended June 30,
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
INCOME DATA
Net interest income	$13,452,115	$12,245,187	$13,120,755	$12,728,834	$11,872,439	$25,697,302	$23,680,404
Net interest income (tax equivalent)	13,723,426	12,473,744	13,351,499	12,949,352	12,089,703	26,197,169	24,098,751
Provision for possible loan losses	1,434,000	625,000	920,000	562,000	440,000	2,059,000	970,000
Non-interest income (exclusive of onetime items)	4,629,676	4,244,589	3,944,729	3,656,677	3,289,365	8,874,265	6,460,151
Securities transactions	—	—	—	—	18,536	—	22,191
Non-interest expense (exclusive of onetime items)	9,372,836	9,062,913	9,300,048	8,897,756	8,378,093	18,435,749	16,696,299
Merger expense and other onetime items	—	—	1,887,516	—	861,651	—	2,510,625
Net income	$5,006,394	$4,769,605	$3,374,342	$4,533,321	$3,780,672	$9,775,999	$6,439,513
Operating net income, excluding merger expense and other non-recurring items	$5,006,394	$4,769,605	$4,704,421	$4,533,321	$4,315,240	$9,775,999	$8,478,864
AVERAGE BALANCE SHEET DATA
Loans, net of unearned income	$851,431,938	$822,234,692	$814,522,198	$775,288,042	$760,428,516	$837,479,567	$755,241,016
Investment securities	193,966,650	120,309,105	130,200,702	137,671,979	148,791,964	155,321,556	155,329,424
Earning assets	1,080,309,284	1,021,485,765	1,035,738,412	975,777,892	972,489,682	1,049,605,821	974,701,629
Total assets	1,174,603,885	1,113,566,458	1,107,889,084	1,053,726,482	1,044,955,049	1,144,967,177	1,045,333,422
Deposits	935,395,751	924,019,393	932,802,262	887,332,860	881,916,141	929,739,000	883,320,439
Shareholders' equity	108,668,011	106,249,984	105,382,043	101,054,134	98,121,825	107,465,580	96,632,292
PER SHARE DATA
Basic	$0.32	$0.30	$0.22	$0.29	$0.24	$0.63	$0.41
Diluted	$0.31	$0.29	$0.21	$0.28	$0.23	$0.61	$0.40
Operating basic	$0.32	$0.30	$0.30	$0.29	$0.28	$0.63	$0.54
Operating diluted	$0.31	$0.29	$0.29	$0.28	$0.27	$0.61	$0.53
Book value per share, end of period	$6.98	$6.79	$6.70	$6.63	$6.35	$6.98	$6.35
Closing stock price	$20.68	$18.75	$16.40	$17.99	$17.68	$20.68	$17.68
Cash dividends per share	$0.105	$0.105	$0.090	$0.090	$0.090	$0.210	$0.180
RATIOS
Operating return on average assets	1.71%	1.74%	1.68%	1.71%	1.66%	1.72%	1.64%
Operating return on average shareholders' equity	18.5%	18.2%	17.7%	17.8%	17.6%	18.3%	17.7%
Net interest margin	5.10%	4.95%	5.11%	5.27%	4.99%	5.03%	4.99%
Average loans as a percentage of average deposits	91.02%	88.98%	87.32%	87.37%	86.22%	90.08%	85.50%
Non-interest expense as a percentage of total revenue (tax equivalent excluding onetime items)	51.1%	54.2%	53.8%	53.6%	54.5%	52.6%	54.6%
Non-interest income (excluding onetime items) as a percentage of total revenue	25.23%	25.39%	22.81%	22.02%	21.39%	25.30%	21.14%
Reserve for possible loan losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.49%	1.48%	1.49%
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property, at EOP	0.58%	0.61%	0.34%	0.29%	0.33%	0.58%	0.33%
Shareholders' equity as a percentage of total assets, at end of period	9.24%	9.29%	9.47%	9.64%	9.40%	9.24%	9.40%
OTHER PERFORMANCE MEASURES
Operating net income *	$5,006,394	$4,769,605	$4,704,421	$4,533,321	$4,315,240	$9,775,999	$8,478,864
Purchased intangible amortization, net of tax	22,176	22,176	48,493	48,492	48,493	44,352	96,986
Earnings before tax-effected purchased intangibles amortization	$5,028,570	$4,791,781	$4,752,914	$4,581,813	$4,363,733	$9,820,351	$8,575,850
Operating earnings per share before tax-effected purchased intangibles amortization
Basic	$0.32	$0.31	$0.30	$0.29	$0.28	$0.63	$0.55
Diluted	$0.31	$0.30	$0.29	$0.28	$0.27	$0.61	$0.53
Operating return on average assets before purchased intangibles balances and tax-effected amortization	1.72%	1.75%	1.70%	1.73%	1.68%	1.73%	1.66%
Operating return on average shareholders' equity before tax-effected purchased intangibles amortization	18.7%	18.4%	18.0%	18.1%	18.0%	18.6%	18.1%
Non-interest expense before purchased intangibles amortization as a percentage of total revenue (tax equivalent and excluding merger expenses and other onetime items)	50.9%	54.0%	53.4%	53.2%	54.1%	52.4%	54.2%

*
Excluding merger expenses and other onetime items.

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF FINANCIAL RESULTS
(Unaudited)

						Six Months Ended June 30,
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
INCOME DATA
Net income	$5,006,394	$4,769,605	$3,374,342	$4,533,321	$3,780,672	$9,775,999	$6,439,513
Operating net income excluding onetime items	$5,006,394	$4,769,605	$4,704,421	$4,533,321	$4,315,240	$9,775,999	$8,478,864
Net interest income	13,452,115	12,245,187	13,120,755	12,728,834	11,872,439	25,697,302	23,680,404
Net interest income (tax-equivalent)	13,723,426	12,473,744	13,351,499	12,949,352	12,089,703	26,197,169	24,098,751
Provision for loan losses	1,434,000	625,000	920,000	562,000	440,000	2,059,000	970,000
PER SHARE DATA
Earnings per share, basic	$0.32	$0.30	$0.22	$0.29	$0.24	$0.63	$0.41
Earnings per share, diluted	$0.31	$0.29	$0.21	$0.28	$0.23	$0.61	$0.40
Operating earnings per share, basic	$0.32	$0.30	$0.30	$0.29	$0.28	$0.63	$0.54
Operating earnings per share, diluted	$0.31	$0.29	$0.29	$0.28	$0.27	$0.61	$0.53
Cash dividends per share	$0.105	$0.105	$0.090	$0.090	$0.090	$0.210	$0.180
Dividend payout ratio	33.86%	35.67%	30.95%	32.12%	33.59%	34.56%	34.08%
Book value per share, end of period	$6.98	$6.79	$6.70	$6.63	$6.35	$6.98	$6.18
High stock price	$21.740	$19.080	$18.000	$19.620	$19.650	$21.740	$19.650
Low stock price	$18.300	$14.600	$15.911	$15.500	$12.500	$14.600	$12.250
Closing stock price	$20.680	$18.750	$16.400	$17.990	$17.680	$20.680	$17.680
Trading volume	1,209,400	537,000	485,200	859,300	1,498,100	1,746,400	1,835,300
AVERAGE BALANCE SHEET DATA
Loans	$851,431,938	$822,234,692	$814,522,198	$775,288,042	$760,428,516	$837,479,567	$755,241,016
Investment in securities	193,966,650	120,309,105	130,200,702	137,671,979	148,791,964	155,321,556	155,329,424
Earning assets	1,080,309,284	1,021,485,765	1,035,738,412	975,777,892	972,489,682	1,049,605,821	974,701,629
Total assets	1,174,603,885	1,113,566,458	1,107,889,084	1,053,726,482	1,044,955,049	1,144,967,177	1,045,333,422
Deposits	935,395,751	924,019,393	932,802,262	887,332,860	881,916,141	929,739,000	883,320,439
Shareholders' equity	108,668,011	106,249,984	105,382,043	101,054,134	98,121,825	107,465,580	96,632,292

MAIN STREET BANKS, INC. AND SUBSIDIARIES
PERFORMANCE RATIOS
(Unaudited)

						Six Months Ended June 30,
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
Operating return on average assets	1.71%	1.74%	1.68%	1.71%	1.66%	1.72%	1.64%
Operating return on average stockholders' equity	18.5%	18.2%	17.7%	17.8%	17.6%	18.3%	17.7%
Net interest margin	5.10%	4.95%	5.11%	5.27%	4.99%	5.03%	4.99%
Yield on earning assets less cost of interest bearing liabilities	4.59%	4.42%	4.43%	4.47%	4.07%	4.52%	4.06%
Average loans as a percentage of average deposits	91.02%	88.98%	87.32%	87.37%	86.22%	90.08%	85.50%
Non-interest expense as a percentage of total revenue (tax-equivalent and excluding securities transactions and onetime items)	51.1%	54.2%	53.8%	53.6%	54.5%	52.6%	54.6%
Non-interest income (excluding onetime items) as a percentage of total revenue	25.23%	25.39%	22.81%	22.02%	21.39%	25.30%	21.14%
Reserve for possible loan losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.49%	1.48%	1.49%
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property	0.58%	0.61%	0.34%	0.29%	0.33%	0.58%	0.33%
Shareholders' equity as a percentage of total assets, at end of period	9.24%	9.29%	9.47%	9.64%	9.40%	9.24%	9.40%

MAIN STREET BANKS, INC. AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
(Unaudited)

						Six Months Ended June 30
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
ASSETS
EARNING ASSETS
Interest bearing due from banks	$294,143	$3,636,343	$4,718,261	$4,877,421	$2,668,628	$1,956,010	$2,144,006
Loans, net of unearned income	851,431,938	822,234,692	814,522,198	775,288,042	760,428,516	837,479,567	755,241,016
Investment securities	193,966,650	120,309,105	130,200,702	137,671,979	148,791,964	155,321,556	155,329,424
Federal funds sold	17,558,155	24,261,911	18,144,809	43,295,880	51,381,504	20,891,514	46,005,544
Securities purchased under agreement to resell	13,032,611	46,757,897	61,779,843	9,356,635	4,116,272	29,802,090	11,848,121
Other earning assets	4,025,787	4,285,817	6,372,599	5,287,935	5,102,798	4,155,084	4,133,518
Total earning assets	1,080,309,284	1,021,485,765	1,035,738,412	975,777,892	972,489,682	1,049,605,821	974,701,629
NON-EARNING ASSETS
Cash and due from banks	30,246,240	33,999,021	34,441,250	47,191,457	42,782,685	31,780,735	40,360,366
Other real estate owned	1,819,238	1,679,465	1,297,517	1,050,013	711,962	1,749,738	1,399,096
Unrealized gain (loss) on investment securities	2,628,000	2,911,377	4,043,981	2,539,943	2,019,556	2,763,878	1,458,342
Reserve for possible loan losses	12,484,283	12,103,082	11,987,932	11,516,443	11,332,119	12,294,736	11,235,396
Other assets	72,085,406	65,593,912	44,355,856	38,683,620	38,283,283	71,361,741	38,649,385
Total assets	$1,174,603,885	$1,113,566,458	$1,107,889,084	$1,053,726,482	$1,044,955,049	$1,144,967,177	$1,045,333,422
LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
Certificates of deposit	$435,698,699	$418,031,370	$402,103,092	$415,451,184	$435,994,100	$426,913,840	$443,312,112
Individual retirement accounts	51,337,000	50,944,162	50,568,555	51,503,557	52,873,461	51,141,666	53,018,003
Savings	46,293,835	51,182,700	46,021,848	41,214,855	42,850,386	48,724,762	43,681,984
Interest-bearing demand	131,174,892	139,501,268	156,356,473	118,004,179	99,983,152	135,315,079	100,435,985
Money market accounts	99,051,223	105,028,335	108,831,163	107,410,914	101,794,610	102,023,268	99,175,801
Total interest-bearing deposits	763,555,649	764,687,835	763,881,131	733,584,689	733,495,709	764,118,615	739,623,885
Federal Home Loan Bank advances	75,615,755	75,121,250	55,827,774	52,121,008	49,446,437	75,369,869	50,779,044
Federal funds purchased	1,162,396	1,699,200	386,027	133,174	—	1,429,315	—
Securities sold under agreement to repurchase	46,207,253	736,959	4,755,256	5,036,851	4,638,757	23,597,714	5,447,881
Total interest-bearing liabilities	886,541,053	842,245,244	824,850,188	790,875,722	787,580,903	864,515,513	795,850,810
NON-INTEREST-BEARING LIABILITIES
Non-interest bearing deposits	171,840,102	159,331,558	168,921,131	153,748,171	148,420,432	165,620,385	143,696,554
Other liabilities	7,554,719	5,739,672	8,735,722	8,048,455	10,831,889	7,365,699	9,153,766
Total liabilities	1,065,935,874	1,007,316,474	1,002,507,041	952,672,348	946,833,224	1,037,501,597	948,701,130
SHAREHOLDERS' EQUITY	108,668,011	106,249,984	105,382,043	101,054,134	98,121,825	107,465,580	96,632,292
Total liabilities and shareholders' equity	$1,174,603,885	$1,113,566,458	$1,107,889,084	$1,053,726,482	$1,044,955,049	$1,144,967,177	$1,045,333,422
EARNING ASSETS LESS INTEREST BEARING LIABILITIES	$193,768,231	$179,240,521	$210,888,224	$184,902,170	$184,908,779	$185,090,308	$178,850,819

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	June 30 2002	March 31 2002	December 31 2001	September 30 2001	June 30 2001
ASSETS
Cash and due from financial institutions	$32,483,078	$35,521,468	$50,511,511	$46,659,694	$61,504,295
Investment in securities
Securities available for sale	227,610,228	129,641,769	122,447,873	136,783,665	142,958,409
Securities held to maturity	687,241	687,111	686,966	686,840	686,699
Total investment securities	228,297,469	130,328,880	123,134,839	137,470,505	143,645,108
Federal funds sold and other short-term investments	15,684,897	90,701,897	60,431,897	57,608,797	47,791,099
Mortgage loans held for sale	4,144,673	6,227,092	9,193,983	8,166,253	7,443,445
Loans	861,235,694	836,711,988	811,446,346	798,471,503	767,784,709
Reserve for possible loan losses	12,746,608	12,346,331	12,017,448	11,811,458	11,416,611
Net loans	848,489,086	824,365,657	799,428,898	786,660,045	756,368,098
Bank premises and equipment	26,871,117	26,882,988	26,692,404	27,103,138	26,891,750
Other real estate owned	1,627,665	1,692,275	1,266,650	1,217,069	892,488
Accrued interest receivable	7,226,573	6,407,639	5,643,803	6,447,176	6,347,046
Intangible assets	1,477,448	672,267	705,867	765,784	825,700
Other assets	40,138,235	37,481,109	33,158,039	4,563,510	4,412,824
Total assets	$1,206,440,241	$1,160,281,272	$1,110,167,891	$1,076,661,971	$1,056,121,853
LIABILITIES
Non-interest bearing demand deposits	173,268,897	172,086,094	160,675,955	151,554,684	154,980,257
Interest-bearing demand and money market	228,129,134	239,447,745	250,925,349	252,399,107	217,055,834
Savings	41,722,579	51,722,697	50,311,997	42,296,159	40,628,140
Time deposits of $100,000 or more	174,468,646	176,294,051	152,749,296	155,397,004	153,357,673
Other time deposits	319,967,471	329,149,552	293,518,204	305,316,196	325,626,310
Total deposits	937,556,727	968,700,139	908,180,801	906,963,149	891,648,214
Federal Home Loan Bank advances	90,121,250	75,121,250	75,121,250	52,121,250	52,121,000
Federal funds purchased and securities sold under agreement to resell	59,727,928	905,257	15,504,355	6,226,164	6,158,813
Accrued interest payable	3,180,230	4,178,264	4,570,179	5,237,793	5,614,732
Other liabilities	4,396,808	3,591,982	1,669,954	2,308,559	1,326,876
Total liabilities	1,094,982,943	1,052,496,892	1,005,046,539	972,856,915	956,869,635
STOCKHOLDERS' EQUITY
Common stock, no par value
Authorized—50,000,000 shares
Outstanding—15,979,269	30,823,590	29,535,590	32,407,424	32,099,307	32,051,564
Retained earnings	81,454,710	78,102,094	72,018,255	69,883,256	66,757,973
Accumulated other comprehensive income	3,726,903	1,180,571	1,729,548	2,856,368	1,476,556
Treasury stock at cost—344,082 shares	(4,547,905)	(1,033,875)	(1,033,875)	(1,033,875)	(1,033,875)
Total shareholders' equity	111,457,298	107,784,380	105,121,352	103,805,056	99,252,218
Total liabilities and shareholders' equity	$1,206,440,241	$1,160,281,272	$1,110,167,891	$1,076,661,971	$1,056,121,853
Additional Deposit Information:
Month End Balances
Public Funds
Public DDA	$72,106,069	$79,385,509	$96,955,711	$100,515,978	$59,230,250
Public Savings	6,462,179	9,919,386	9,690,809	2,497,854	2,482,238
Public Time Deposits	25,822,979	31,749,806	35,696,833	35,885,566	38,843,022
Total Public Funds	$104,391,227	$121,054,701	$142,343,353	$138,899,398	$100,555,510

MAIN STREET BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

						Six Months Ended June 30
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
INTEREST INCOME
Interest and fees on loans	$16,922,668	$16,569,933	$17,757,637	$18,445,983	$18,488,251	$33,492,601	$37,356,750
Interest bearing deposits in banks	6,705	32,411	30,594	83,194	13,970	39,116	28,532
Interest and dividends on investments	2,638,459	1,671,484	1,902,856	2,070,109	2,282,809	4,309,943	4,839,917
Interest on federal funds sold and other short-term investments	120,424	272,958	382,427	449,847	593,774	393,382	1,404,174
Total interest income	19,688,256	18,546,786	20,073,514	21,049,133	21,378,804	38,235,042	43,629,373
INTEREST EXPENSE
Interest on deposits	5,450,896	5,892,775	6,567,562	7,774,803	8,756,811	11,343,671	18,296,450
Interest on Federal Home Loan Bank advances	390,836	373,399	341,811	484,387	691,231	764,235	1,501,843
Interest on federal funds purchased and other short-term borrowings	376,678	12,962	15,769	42,169	44,064	389,640	131,557
Other interest expense	17,731	22,463	27,617	18,940	14,259	40,194	19,119
Total interest expense	6,236,141	6,301,599	6,952,759	8,320,299	9,506,365	12,537,740	19,948,969
NET INTEREST INCOME	13,452,115	12,245,187	13,120,755	12,728,834	11,872,439	25,697,302	23,680,404
PROVISION FOR POSSIBLE LOAN LOSSES	1,434,000	625,000	920,000	562,000	440,000	2,059,000	970,000
NET INTEREST INCOME AFTER PROVISION FOR POSSIBLE LOAN LOSSES	12,018,115	11,620,187	12,200,755	12,166,834	11,432,439	23,638,302	22,710,404
NON-INTEREST INCOME
Service charges on deposit accounts	1,767,453	1,523,106	1,672,705	1,544,847	1,464,039	3,290,559	2,775,711
Gains (losses) on investment securities	—	—	—	—	18,536	—	22,191
Gains (losses) on sales of assets	59,639	500	(412)	13,066	1,382	60,139	47,158
Gains (losses) on sales of loans	84,111	296,781	137,986	90,756	75,178	380,892	316,926
Mortgage origination fees	586,844	454,919	709,586	530,436	509,536	1,041,763	889,989
Investment brokerage revenue	110,344	92,357	135,438	111,904	57,058	202,701	134,512
Insurance agency revenue	856,828	819,491	675,170	733,763	604,395	1,676,319	1,268,414
Other income	1,164,457	1,057,435	614,256	631,905	559,241	2,221,892	1,055,250
Total non-interest income	4,629,676	4,244,589	3,944,729	3,656,677	3,289,365	8,874,265	6,510,151
NON-INTEREST EXPENSE
Employee compensation	4,753,499	4,511,174	4,629,246	4,416,260	3,780,083	9,264,673	7,884,647
Employee benefits	655,496	854,269	699,375	732,680	591,135	1,509,765	1,267,850
Total personnel expense	5,408,995	5,365,443	5,328,621	5,148,940	4,371,218	10,774,438	9,152,497
Net occupancy and equipment expense	1,306,706	1,177,797	1,253,112	1,227,894	1,223,334	2,484,503	2,401,628
Professional services	359,192	294,751	463,736	359,297	537,765	653,943	915,072
Regulatory agency assessments	53,898	59,151	28,636	60,824	85,703	113,049	160,080
Amortization of intangibles	33,600	33,600	59,917	59,916	59,917	67,200	119,834
Merger and other onetime expense	—	—	1,887,516	—	861,651	—	2,560,625
Other expense	2,210,445	2,132,171	2,166,026	2,040,885	2,100,156	4,342,616	3,947,188
Total non-interest expense	9,372,836	9,062,913	11,187,564	8,897,756	9,239,744	18,435,749	19,256,924
INCOME BEFORE INCOME TAXES	7,274,955	6,801,863	4,957,920	6,925,755	5,482,060	14,076,818	9,963,631
INCOME TAX EXPENSE	2,268,561	2,032,258	1,583,578	2,392,434	1,701,388	4,300,819	3,524,118
NET INCOME	$5,006,394	$4,769,605	$3,374,342	$4,533,321	$3,780,672	$9,775,999	$6,439,513
EARNINGS PER SHARE
Basic	$0.32	$0.30	$0.22	$0.29	$0.24	$0.63	$0.41
Diluted	$0.31	$0.29	$0.21	$0.28	$0.23	$0.61	$0.40
OPERATING EARNINGS PER SHARE *
Basic	$0.32	$0.30	$0.30	$0.29	$0.28	$0.63	$0.54
Diluted	$0.31	$0.29	$0.29	$0.28	$0.27	$0.61	$0.53
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	15,586,254	15,707,262	15,672,228	15,648,336	15,634,599	15,558,280	15,618,595
Diluted	16,145,163	16,201,589	16,180,307	16,178,030	16,103,230	16,089,642	16,053,033
CASH DIVIDENDS PER SHARE	$0.105	$0.105	$0.090	$0.090	$0.090	$0.210	$0.180

*
Excluding merger expense and other non-recurring items

MAIN STREET BANKS, INC. AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
(Unaudited)

						Six Months Ended June 30,
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
EARNINGS ASSETS
Loans**	7.96%	8.16%	8.61%	9.40%	9.71%	8.05%	9.94%
Investment securities	5.91%	6.22%	6.33%	6.44%	6.60%	6.11%	6.71%
Federal funds sold and other short term investments	1.58%	1.56%	1.90%	3.39%	4.29%	1.56%	4.89%
Total interest-earning assets	7.41%	7.45%	7.78%	8.65%	8.91%	7.44%	9.11%
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
Interest checking and money market deposits	1.00%	1.06%	1.19%	1.84%	2.01%	1.03%	2.27%
Savings deposits	0.86%	1.00%	1.12%	1.84%	2.03%	0.93%	2.21%
Time deposits	3.94%	4.43%	4.95%	5.56%	6.18%	4.18%	6.32%
Total interest bearing deposits	2.86%	3.13%	3.41%	4.20%	4.79%	2.99%	4.99%
Short-term borrowings	3.34%	5.90%	3.35%	4.69%	5.04%	3.46%	5.58%
Federal Home Loan Bank advances	2.07%	2.02%	2.43%	3.69%	5.61%	2.04%	5.96%
Total interest-bearing liabilities	2.82%	3.03%	3.34%	4.17%	4.84%	2.92%	5.05%
NET INTEREST SPREAD (tax equivalent)
Yield on earning assets less cost of interest bearing liabilities	4.59%	4.42%	4.43%	4.47%	4.07%	4.52%	4.06%
NET INTEREST MARGIN (tax equivalent)
Net interest income (tax equivalent) as a percentage of average earning assets	5.10%	4.95%	5.11%	5.27%	4.99%	5.03%	4.99%
COST OF FUNDS
Interest expense as a percentage of average interest-bearing liabilities plus interest-free funds	2.36%	2.55%	2.78%	3.49%	4.07%	2.45%	4.28%

*
Based on a 34% tax rate.

**
Net of unearned income, prior to deduction of reserve for possible loan losses and including loans accounted for on a non-accrual basis.

MAIN STREET BANKS, INC. AND SUBSIDIARIES
LOAN QUALITY
(Unaudited)

						Six Months Ended June 30,
	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001	Third Quarter 2001	Second Quarter 2001
						2002	2001
RESERVE FOR POSSIBLE LOAN LOSSES
Reserve for possible loan losses at beginning of period	$12,346,331	$12,017,448	$11,811,458	$11,416,611	$11,278,977	$12,017,448	$10,907,424
Provision for possible loan losses	1,434,000	625,000	920,000	562,000	440,000	2,059,000	970,000
Loans charged off during period	1,120,600	346,026	784,258	231,242	435,707	1,466,626	669,570
Recoveries on loans previously charged off	86,876	49,909	70,248	64,089	133,341	136,785	208,757
Net loans charged off (recovered) during period	1,033,724	296,117	714,010	167,153	302,366	1,329,841	460,813
Reserve for possible loan losses at end of period	$12,746,608	$12,346,331	$12,017,448	$11,811,458	$11,416,611	$12,746,608	$11,416,611
Net annualized charge-offs (recoveries) as a percentage of average loans	0.49%	0.15%	0.35%	0.09%	0.16%	0.32%	0.12%
Gross annualized charge-offs as a percentage of average loans	0.53%	0.17%	0.38%	0.12%	0.23%	0.35%	0.18%
Recoveries as a percentage of gross charge-offs	7.75%	14.42%	8.96%	27.72%	30.60%	9.33%	31.18%
Reserve for possible loans losses as a percentage of loans, at end of period	1.48%	1.48%	1.48%	1.48%	1.49%	1.48%	1.49%
	June 30 2002	March 31, 2002	December 31, 2001	September 30, 2001	June 30, 2001
NON-PERFORMING ASSETS
Loans accounted for on a non-accrual basis	$3,316,136	$3,395,862	$1,414,926	$1,018,558	$1,674,019
Restructured loans	—	—	—	—	—
Total non-performing loans	$3,316,136	$3,395,862	$1,414,926	$1,018,558	$1,674,019
Foreclosed assets and surplus property	1,656,210	1,732,377	1,309,523	1,261,469	894,760
Total non-performing assets	$4,972,346	$5,128,239	$2,724,449	$2,280,027	$2,568,779
Non-performing assets as a percentage of loans plus foreclosed assets and surplus property, at end of period	0.58%	0.61%	0.34%	0.29%	0.33%
Non-performing assets as a percentage of total assets, at end of period	0.41%	0.44%	0.25%	0.21%	0.24%
Reserve for possible loan losses as a percentage of non-performing assets, at end of period	256.35%	240.75%	441.10%	518.04%	444.44%
Loans 90 days past due and still accruing	$2,209,009	$948,104	$2,999,814	$878,501	$497,740
Loans 90 days past due and still accruing as a percentage of loans, at end of period	0.26%	0.11%	0.37%	0.11%	0.06%

QuickLinks

  Exhibit 99.1
MAIN STREET BANKS, INC. AND SUBSIDIARIES PERFORMANCE RATIOS (Unaudited)